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                                                                    Exhibit 99.1



                                LICENSE AGREEMENT


        THIS LICENSE AGREEMENT, is made and entered into this _____ day of January, 2001, by and between PLANNED LICENSING, INC., a Nevada corporation, having offices at 300 East 51st Street, New York, New York 10022 ("Licensor") and VESTIN GROUP, INC., a Delaware corporation, having offices at 2901 El Camino Avenue, Suite 206, Las Vegas, Nevada 89102 ("Licensee").


                                   WITNESSETH:

        WHEREAS, Licensor has the exclusive rights to the services of JOSEPH W. NAMATH (hereinafter referred to as "NAMATH") and the rights to the utilization of the Name and Character, as hereinafter defined, and will continue to have such rights during the period of this Agreement; and

        WHEREAS, Licensee is in the business of providing financial services ("Licensee's business"); and

        WHEREAS, Licensee desires to retain Licensor to provide the services of NAMATH as a spokesperson to advertise and promote its business; and

        WHEREAS, Licensee further desires the right to utilize the Name and Character in connection with the advertising and promotion of Licensee's business.

        NOW, THEREFORE, in consideration of the promises set forth below, the parties hereto hereby agree as follows:

        1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

        (a) "Name and Character" shall individually or collectively mean the name of Joseph W. Namath (hereinafter referred to as "NAMATH"), his initials, character, likeness, visual and vocal representations, including television and film representations generated hereunder, autographs, photographs, reproductions thereof, biographical data, and in association with the marketing of products licensed hereunder, any trademark or tradename used to convey to the public any of the foregoing aspects of representation of NAMATH.

        (b) "Territory" shall mean the fifty (50) United States.

        (c) "Contract Year" shall be a calendar year, except for the first Contract Year, which shall commence on the execution hereof and run through December 31,2001.

        2. SERVICES OF NAMATH AND LICENSOR.

        (a) On condition that Licensee shall substantially keep and perform each and every material term of this Agreement on its part to be performed, NAMATH will, and Licensor shall cause NAMATH, during the term of this Agreement, to perform or appear, at Licensee's request, in commercials, infomercials and/or videos (including "openings", "closings", "lead-



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ins", and "lead-outs") involving the Licensee or Licensee's subsidiaries, and to make personal appearances on behalf of the Licensee or Licensee's subsidiaries, and Licensor shall permit Licensee and its subsidiaries to use the Name and Character on brochures, circulars, posters and in print ads or on other forms of advertising.

        (b) Each time that Licensee requires the services of NAMATH, Licensee shall give to Licensor at least twenty (20) days written notice of such performance requirements. Licensor shall then, within seven (7) days of receiving notice, advise Licensee and/or its duly appointed agency as to NAMATH's availability for such performance requirements. Although NAMATH has contractual commitments and other obligations, Licensor shall use its best efforts to make NAMATH available for personal appearances when requested. Licensee will endeavor to be flexible in scheduling NAMATH's personal appearances. In the event NAMATH is unavailable for such performance requirements, the Licensor shall supply a list of dates on which NAMATH is available and the Licensee may supply alternate dates and thereafter Licensee and Licensor shall agree upon performance dates that are satisfactory. Once mutually agreeable date or dates are established, NAMATH shall not enter into conflicting commitments. Such services will be rendered in a competent manner, to the best of NAMATH's ability, and all his services will be subject to Licensee's approval, direction and control at all times, and NAMATH promptly will comply with whatever reasonable instructions Licensee may give him in connection with the rendition of such services.

        (c) (i) Licensor will make NAMATH available to Licensee for up to four
(4) days each Contract Year for the purpose of videos, commercials, infomercials, still photography, taping, etc. and at such additional times as the parties shall mutually agree.

            (ii) Licensor will make NAMATH available to Licensee for at least one (1) day each Contract Year for making personal appearances (annual meeting and/or investor meeting). Licensee will make NAMATH available on such additional dates and times as the parties shall mutually agree.

        (d) If Licensee requires NAMATH's services at a location other than that at which NAMATH's is then located, Licensee shall provide Licensor with first class air and ground transportation and accommodations for NAMATH and two associates to and from the location at which NAMATH's services are required, plus reimbursement of their other reasonable out-of-pocket expenses. Personal appearances shall all take place within the continental United States.

        (e) If Licensee uses the services of NAMATH hereunder for television broadcast commercials, its agency or producer shall either be signatories to or submit to the jurisdiction of the Screen Actors Guild (SAG) or the American Federation of Television and Radio Artists (AFTRA).

        (i) Licensee agrees to make all required applicable pension and welfare payments to SAG or AFTRA if, and to the extent applicable on account of such services as furnished by the Licensor hereunder; and




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        (ii) All applicable residual fees on account of services shall be computed at the applicable union minimum scales; provided, however, that Licensee shall not be obligated to make any such residual payments to NAMATH unless and to the extent that such residual payments payable hereunder in any Contract Year exceed the consideration received for that year. Any such required excess payments shall be made to NAMATH on the thirtieth day of the Contract Year following the year in which the obligation to make such payment accrues. NAMATH shall be paid at Union scale for all performances.

        (f) All statements, testimonials and endorsements made by NAMATH in connection with his services hereunder will be true representations and to the extent that said services purport to reflect NAMATH's opinion and experience, they will reflect his true opinion and experience. Licensee agrees that NAMATH will not be required to make any statement, testimonial or endorsement, in connection with his services hereunder, unless said statement, testimonial or endorsement is true.

        3. GRANT OF LICENSE. During the term of this Agreement, Licensor hereby grants to Licensee and its subsidiaries, and Licensee hereby accepts, a non-transferable, non-assignable, and non-sublicensable Agreement to use the Name and Character solely within the Territory and solely on and in connection with the advertising and promotion of the Licensee's or Licensee's subsidiaries' business. Licensee shall make no use of the Name and Character except in association with Licensee's or its subsidiaries' business. It is intended by the parties that the endorsement of the Licensee's or its subsidiaries' business by NAMATH shall be sole and exclusive to Licensee for Licensee's business. Licensor, on behalf of itself and NAMATH, agree not to endorse or make available NAMATH'S Name and/or Character for any other business, entity or person engaged in financial services including, but not limited to, banks, thrifts, savings and loans, mortgage companies, insurance companies and other similar businesses.

        4. TERM.

           (1) The term of this Agreement shall commence on January 1, 2001, and continue for five (5) Contract Years until December 31, 2005, unless extended as set forth herein or terminated earlier pursuant to this Agreement. This Agreement shall immediately terminate on the death or disability of NAMATH and all compensation due to NAMATH pursuant to this Agreement shall immediately cease. Disability shall include any physical or mental disability which impairs NAMATH'S ability to carry out the services set forth in this Agreement.

           (2) Licensee shall have the sole option to renew this Agreement for three option periods of five years each upon the terms set forth herein provided Licensee gives ninety (90) days written notice to Licensor prior to the expiration of the prior term of its intent to renew this Agreement and provided that at the time the notice is given the Licensee is not in default under this Agreement. The first option period shall commence on January 1, 2006 and end on December 31, 2010; the second option period shall begin on January 1, 2011 and end on December 31, 2015; and the third option period shall commence on January 1, 2016 and end on December 31, 2020. Upon the exercise of each option, Licensor shall have the right to reject the Licensee's exercise of such option on the sole ground that Namath desires to no longer provide his Name and Character for endorsement and promotional services for Licensee. Provided Licensor and Namath reject such option exercise Namath and Licensor hereby agree not to




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utilize Namath's Name or Character for any person or entity engaged in any way in the financial services industry for a period of five (5) years after the termination of this Agreement. In such event, Licensee may continue to use Namath's Name and Likeness for a period of one (1) year after the termination of this Agreement without further compensation.

        5. CONSIDERATION. In full consideration for the rights, licenses and privileges herein granted to Licensee, Licensee shall pay to Licensor the sum of One Million Dollars ($1,000,000.00) per Contract Year, payable quarterly, with the first quarterly payment being due-and payable upon the signing of this Agreement. Subsequent payments shall be due on the first day of April 2001 and every three (3) months thereafter.

        6. PAYMENT. All payments due under this Agreement shall be made by check, drawn upon a United States bank, payable to the order of Licensor. Interest on any overdue payment under this Agreement shall be at the rate of two percentage (2%) points over the prime rate, as announced from time to time by Bank of New York, from ten (10) days after notification of non-payment by Licensor to the date of their payment, irrespective of whether payment be made before or after judgment. Payment of interest as described hereunder shall not cure or excuse Licensee's default in making payments when due.

        7. RESERVATION OF RIGHTS. Licensor retains all rights not expressly or exclusively conveyed to Licensee hereunder, and Licensor may grant licenses to others to use the Name and Character in connection with businesses that are not engaged in providing financial services and that are not competitive with or similar to the Licensee's or its subsidiaries' business.

        8. APPROVALS. Licensor shall not be required to approve NAMATH's personal appearances or any use of the Name and Character which in Licensor's reasonable judgment would, due to the nature of the Licensee's business, reflect adversely on the image or reputation of NAMATH or create liability for Licensor or NAMATH.

        For any use of the Name and Character in the promotion of Licensee's business the following procedures shall apply:

        (a) Licensee shall submit to Licensor for approval, which approval shall not be unreasonably withheld, storyboards and a complete script of any proposed video or proposed advertising piece (in whatever form it takes) hereinafter called "copy;"

        (b) In the event Licensor does not disapprove of the storyboards or script or the copy within three business days of its receipt of same, the storyboards, script and copy shall be deemed to have been approved. In the event Licensor disapproves for cause, it shall specify the basis for such disapproval. After rectifying any disapproved item, Licensee shall resubmit that item for approval in accordance with the provisions of this paragraph 8;

        (c) Licensor reserves the right to approve, which approval will not be unreasonably withheld, the use of the Name and Character in any form and for any use;

        (d) Prior to the use of Name and Character, the final copy shall be provided to the Licensor for its final approval. In the event Licensor does not disapprove of the final copy within three business days from its receipt of the final copy, the copy shall be deemed to have




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been approved. In the event Licensor disapproves for cause, it shall specify the basis for such disapproval. After rectifying any disapproved portion of the copy, Licensee shall submit the copy for approval in accordance with the provisions of this paragraph 8;

        (e) In the event of changes being made at any time in the use of the Name and Character or changes to any copy, such changes shall be considered new items and shall be submitted for approval in the manner specified above; and

        (f) Licensee shall not use the Name and Character or any colorable imitation of it that has been disapproved by the Licensor nor shall the Licensee air any video or use any copy that has been disapproved by the Licensor.

        9. GOODWILL. The Licensee recognizes the great value of the publicity and good will associated with the Name and Character and in such connection, acknowledges that such good will exclusively belongs to Licensor and that the Name and Character have acquired a secondary meaning in the mind of the purchasing public. Licensee further recognizes and acknowledges that a material breach by it of any of its covenants, agreements or undertakings hereunder will cause Licensor irreparable damage, which cannot be readily remedied in damages in an action at law, and may, in addition thereto, constitute an infringement of Licensor's rights in the Name and Character, thereby entitling Licensor to equitable remedies, costs and reasonable attorney's fees.

        10. LICENSOR'S WARRANTIES AND REPRESENTATIONS. Licensor warrants and represents that:

        (a) It has, and will have throughout the term of this Agreement, the right to license the Name and Character in accordance with the terms and provisions of this Agreement; and

        (b) The making of this Agreement by Licensor does not violate any agreements, rights or obligations existing between the Licensor or NAMATH and any other person, firm or corporation.

            The foregoing subparagraphs shall not be construed to limit the right of NAMATH to appear in any of the entertainment fields and to grant customary advertising and exploitation rights in connection with such appearances provided such appearances are not in violation of Section 3 or 7 of this Agreement.

        11. SPECIFIC UNDERTAKINGS OF LICENSEE. During the term, Licensee agrees that, subject to its reasonable good faith efforts:

        (a) It will not attack the title of Licensor in and to the Name and Character or any copyright or trademark pertaining thereto, nor will it attack the validity of the License granted hereunder;

        (b) It will not harm, misuse or bring into disrepute the Name and Character;




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        (c) It will advertise and promote Licensee's business in an ethical manner and in accordance with the terms and intent of this Agreement;

        (d) It will not create any expenses chargeable to Licensor without the prior written approval of Licensor;

        (e) It will protect to the best of its ability its right to continue and operate; and

        (f) It will comply with all laws and regulations relating or pertaining to the operation of Licensee's business and shall maintain the highest quality and standards, and shall comply with any regulatory agencies which shall have jurisdiction over Licensee's business.

        12. INDEMNIFICATIONS.

        (a) Licensor hereby indemnifies Licensee and shall hold it harmless from any loss, liability, damage, cost or expense (including reasonable counsel fees), arising out of any claims or suits, whether groundless or not, which may be brought or made against it by reason of the breach by Licensor of any provision of this Agreement, provided that it shall give prompt written notice, cooperation and assistance to Licensor relative to any such claim or suit, and provided, further, that Licensor shall have the option to undertake and conduct the defense of any suit so brought at its expense.

        (b) Licensee hereby indemnifies and agrees to hold Licensor and NAMATH harmless from any loss, liability, damage, cost or expense (including reasonable counsel fees), arising out of any claim or suits, whether groundless or not, which may be brought or made against Licensor or NAMATH by reason of any unauthorized use by it in connection with the Licensee's business or the Name and Character covered by this Agreement.

        (c) Licensee hereby indemnifies and agrees to hold Licensor and NAMATH harmless from and against any loss, liability, damage, cost or expense (including reasonable counsel fees), arising out of any claims or suits (whether groundless or not), which may be brought or made against Licensor or NAMATH arising out of the advertising or promotion of the Licensee's business (irrespective of Licensor's conduct and relation thereto except for Licensor's or NAMATH's gross negligence or willful act), provided that the Licensor and NAMATH gives prompt written notice, cooperation and assistance to it relative to any such suit or claim, and provided further that Licensee shall have the option to undertake and conduct the defense of any suit so brought at its expense. Licensee agrees to obtain and maintain, at its own cost and expense, insurance covering NAMATH in the minimum amount of $20,000,000.00, with Licensor and NAMATH being named as a beneficiary and insured under the said policy of insurance as their interest may appear. Licensee shall cause a Certificate of Insurance (with all riders and endorsements) to be issued to Licensor within thirty (30) days from date hereof and shall instruct its insurer to notify Licensor of any actual, threatened or prospective cancellation, termination or modification of such policy. Licensee shall promptly reimburse Licensor for any premiums or any other expenses Licensor incurs in order to obtain or maintain such insurance because of Licensee's failure to do so. Such reimbursements shall not cure or excuse Licensee's default in obtaining or maintaining such insurance.




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        13. EVENTS OF DEFAULT. The following conditions and occurrences shall constitute "Events of Default" by Licensee:

        (a) If Licensee materially defaults in the performance of any of its obligations provided for in this Agreement; or

        (b) If Licensee shall have failed to deliver to Licensor or to maintain in full force and effect the insurance referred to in subparagraph 12c hereof; or

        (c) If Licensee shall fail to make any payment due hereunder on the date due; or

        (d) If Licensee shall be unable to pay its debts when due, or shall make any assignment for the benefit of creditors, or shall file any petition under the bankruptcy or insolvency laws of any jurisdiction, or shall have or suffer a receiver or trustee to be appointed for its business or property, or be adjudicated a bankrupt or an insolvent; or

        (e) If Licensee shall use NAMATH'S Name and Character without the prior approval of Licensor as provided in paragraph 8 hereof.

            An Event of Default shall only be deemed to have occurred if Licensor sends to Licensee written notice of such default and Licensee falls to cure such default within ten (10) days of receipt of such written notice unless such default is not curable within such ten (10) day period in which event, Licensee shall have a reasonable time thereafter within which to cure such default.

        14. TERMINATION. Without limiting Licensor's rights, upon the occurrence of any Event of Default under paragraph 13, and Licensee's failure to cure such default as set forth in paragraph 13, Licensor shall obtain the option to terminate this Agreement at its will by sending written notice to the Licensee. If this Agreement is terminated pursuant to this paragraph 14, Licensee shall pay to Licensor all remaining Consideration due to the end of the term.

        15. [OMITTED].

        16. DEFAULT BY LICENSOR AND NAMATH.

        (a) In the event NAMATH substantially neglects or refuses to perform the services and obligations hereunder at times and in the manner specified, or if NAMATH or Licensor in any manner breaches this Agreement (hereinafter "a breach"), the Licensee shall have the right to cancel and terminate this Agreement. Prior to terminating this Agreement, it must give written notice to Licensor of the claimed breach. If the breach set forth in such notice is not cured within ten (10) days of its mailing or a reasonable time under the circumstances (or within such further period as it may allow), then at the end of such period, Licensee shall obtain the option to terminate this Agreement at its will by sending written notice to the Licensor and Licensor shall not be entitled to any further Consideration. In addition, Licensee shall be entitled to pursue all rights and remedies at law or in equity including the equitable right to specifically enforce the terms of this Agreement.




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        (b) In the event any express representation, warranty or undertaking by
Licensor or NAMATH is at any time during the term of this Agreement found to be untrue or is breached, the Licensee shall have the right to cancel and terminate this Agreement and to pursue all other legal remedies. Prior to terminating this Agreement, it must give written notice to Licensor of the express representation, warranty or undertaking claimed to be untrue or breached. If the untrue express representation, warranty or undertaking or breach thereof set forth in such notice is not cured within ten (10) days of its mailing or a reasonable time under the circumstances (or within such further period as it may allow), then at the end of such period, Licensee shall obtain the option to terminate this Agreement at its will by sending written notice to the Licensor and Licensor shall not be entitled to any further Consideration. In addition, Licensee shall be entitled to pursue all rights and remedies at law or in equity including the equitable right to specifically enforce the terms of this Agreement.

        (c) The services to be rendered by NAMATH hereunder are of a special, unique, extraordinary and intellectual character, which gives them a peculiar value impossible of replacement and for the loss of which the Licensee may not be reasonably or adequately compensated in damages, and a breach by Licensor or NAMATH of the provisions of this Agreement may cause it irreparable injury and damage and Licensor therefore expressly agrees that Licensee may be entitled to injunctive and other equitable relief to prevent a breach of this Agreement, or any part thereof, and to secure its enforcement.

        (d) The Licensee shall have the right to terminate this Agreement:

        (i) In the event of a conviction of a felony committed by NAMATH; or

        (ii) In the event, in the consensus of public opinion NAMATH's conduct reflected so seriously on NAMATH's public reputation as to prejudice substantially Licensee's business interests if this Agreement were to continue. As a condition to such termination, the Licensee must give written notice to the Licensor at any time prior to the thirtieth (30) day following the date on which the commission of such act or such conduct shall have become known to it. Licensor shall then have the right to discuss said conduct with the Licensee prior to its decision, which decision shall not be made until thirty (30) days after it gives Licensor notice of its intention to act pursuant to this provision. Any action by Licensee shall be taken only after due consideration.

        (e) In the event of a termination of this Agreement pursuant to this paragraph 16, Licensor will not be entitled to any consideration due after the date of termination. Any payments made by the Licensee prior to such termination shall belong to the Licensor. In addition, Licensee shall be entitled to pursue all rights and remedies at law or in equity for breach of this Agreement.

        17. SURVIVOR. Except as set forth in this Agreement, the provisions of paragraph 12 and Licensee's obligation to make payment under paragraphs 5 and 6 shall survive the expiration or termination of this Agreement.




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        18. TRADEMARK. Within ninety (90) days after termination of this
Agreement, Licensee shall give up all rights to the use of the Name and Character.

        19. ACCEPTANCE BY LICENSOR. This instrument, when signed by Licensee shall be deemed an application for a license, and not a binding agreement, unless and until accepted by Licensor, by signature of a duly authorized officer, and delivery of such signed copy to the Licensee. The foregoing shall apply to any documents relating to modifications hereof.

        20. ASSIGNMENT. This Agreement shall bind and inure to the benefit of Licensor, Licensee and their successors and assigns. Licensor shall have the right to assign this Agreement to a third party wholly owned by the same shareholders of Licensor provided such assignee obtains all rights, duties and obligations necessary to perform the terms and conditions of this Agreement. This Agreement is personal to Licensee and its subsidiaries, and it shall not without written approval of Licensor, which may not be unreasonably withheld, be transferred, assigned or sublicensed, and neither this Agreement nor any of the rights hereunder shall be sold, transferred or assigned by Licensee and no rights hereunder shall devolve by operation of law or otherwise upon any receiver, liquidator, trustee or other party. The sale of all or substantially all of the assets of Licensee or the merger, consolidation or other similar events shall not require the approval of Licensor and this Agreement shall be binding on Licensor and NAMATH.

        21. NO JOINT VENTURE. Nothing herein contained shall be construed to place the par-ties in the relationship of employer-employee, partners or joint venturers and neither party shall have the power to obligate or bind the other in any manner whatsoever.

        22. NO WAIVER. No waiver or modification of any of the terms of this Agreement shall be valid unless in writing. No waiver by either party of a breach hereof or a default hereunder shall be deemed a waiver by such party of a subsequent breach or default of like or similar nature.

        23. NOTICES. Any notice required or permitted to be given under the Agreement by either of the parties hereto shall be given by over-night courier, registered or certified mail, return receipt requested, postage prepaid, addressed to the parties to be notified at the following addresses:

              If to Licensor:                    PLANNED LICENSING, INC.
                                                 c/o: James C. Walsh, Esq.
                                                 300 East 51st Street
                                                 New York, New York 10022

              with a copy to:                    James Walsh
                                                 7 Audubon Place
                                                 New Orleans, Louisiana 70118

              If to Licensee:                    VESTIN GROUP, INC
                                                 2901 El Camino Avenue
                                                 Suite 206
                                                 Las Vegas, Nevada 89102




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              with a copy to:                    IRA S. LEVINE, ESQ.
                                                 2901 El Camino Avenue
                                                  Suite 206
                                                 Las Vegas, Nevada 89102

24. CONSTRUCTION. This Agreement shall be construed in accordance with the laws of the State of Nevada. The parties acknowledge that this Agreement is the result of negotiations conducted by them and their respective independent legal counsel, and the parties agree that this Agreement shall not be construed against the party that drafted the Agreement.

        25. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties. There are no representations, warranties, promises, covenants or undertakings other than those hereinabove contained.

        26. RESOLUTIONS OF CONTROVERSIES. Any controversy arising out of this Agreement or because of any duty created thereby, shall be resolved without a jury in a court located within the County of Clark, State of Nevada. The parties consent to jurisdiction in such courts, waive objection to such venue, waive trial by jury, and agree that service of the summons to such proceeding (and of any papers which accompany it), shall be deemed sufficient if made by certified or registered mail, postage prepaid, addressed to the parties' addresses as designated in or hereafter changed under paragraph 23. The parties stipulate and agree that any judgment relating to this Agreement, which is entered in a court located within the County of Clark, State of Nevada, shall be binding throughout the world and may be sued upon, docketed, entered and/or enforced, without challenge or opposition on their part and without re-trial of any of the issues which give rise to such judgment in any state, county, province, commonwealth, or territory having jurisdiction over their respective persons or properties. The parties recognize that the above agreement to submit all controversies to forever-binding adjudication by a court located within the County of Clark, State of Nevada, does not constitute a confession of judgment on anybody's part, but is simply an agreement, like an arbitration agreement, to have particular controversies resolved, once and for all, by a specified tribunal. All parties agree that equitable relief, including injunction and specific performance, may be necessary and proper to enforce their obligations and commitments under this paragraph and under paragraphs 2, 4, 5, 8, 9, 11, 12, 16, 18 and 20 of this Agreement.

        27. PROVISIONS UNENFORCEABLE. In the event any provision of this Agreement shall be held invalid or unenforceable, it shall be deemed modified, only to the extent necessary to make it lawful. To effect such modification, the said provision shall be deemed deleted, added to and/or rewritten, whichever shall most fully preserve the intentions of the parties as originally expressed herein.

        28. LEGAL FEES. The prevailing party in any litigation between the parties shall recover from the other party its reasonable legal fees and expenses.

        29. COUNTERPART COPIES. This Agreement maybe executed in counterpart copies, each of which shall be deemed an original.

        30. WARRANTS. Licensee shall issue warrants to purchase 800,000 shares of Licensee's common stock at an exercise price of $.01 and warrants to purchase 400,000 shares of




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common stock of Licensee at an exercise price per share equal to the average closing price of Licensee's stock for the ten days immediately preceding the date of this Agreement. The warrants shall be convertible into common shares upon exercise by Licensor and the payment of the exercise price. With respect to the 400,000 warrants, the Licensee shall not exercise such warrants for the earlier of one year from the date of this Agreement or when Licensee's stock equals or exceeds $7.00 per share for a period of ten consecutive trading days. The warrants shall thereafter remain exercisable by Licensor for the shorter of the termination of this Agreement other than a termination by Licensor pursuant to paragraph 13 of this Agreement or ten (10) years from date hereof Attached as Exhibit "A" is the form of the warrants. The warrants or some of them may be assigned or transferred to NAMATH (or his immediate family or heirs) and/or to James C. Walsh (or his immediate family or heirs) and/or an entity with the same owners as the owners of the Licensor.

31. BOARD OF DIRECTORS. Upon the written request of the Licensor, at any time within sixty (60) days of the date this Agreement is executed, for a representative of Licensor to serve on the Company's Board of Directors, the Company shall use its commercially reasonable efforts to cause Licensor's designee to be elected to the Board of Directors during the first three (3) years of the term of this Agreement. Such designee must be approved by the Company based upon the business and financial experience of the designee. James
C. Walsh, if designated, shall be deemed acceptable to the Company.

        IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.



                                        PLANNED LICENSING, INC.,
                                        a Nevada corporation



                                        By:
                                            ------------------------------------
                                            Its:

                                        VESTIN GROUP, INC.,
                                        a Delaware corporation



                                        By:
                                            ------------------------------------
                                            Its:




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